POWER OF ATTORNEY


I, John F. Barrett, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Edward S. Heenan, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all Post-Effective Amendments to the following Registration Statements of Integrity Life Insurance Company:

          o Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), Securities Act Registration Numbers:
                >>       333-44876
                >>       033-56654
                >>       333-102575

          o Separate Account II of Integrity Life Insurance Company (Investment Company Act Registration Number 811-07134), Securities Act Registration Number 033-51268

          o Separate Account VUL of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04388), Securities Act Registration Number 02-99809

and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.


                                 /s/ John F. Barrett
Date: 12-19-2006                 __________________________________
                                 John F. Barrett, Director
                                 The Western and Southern Life Insurance Company

                                POWER OF ATTORNEY


I, James N. Clark, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Edward S. Heenan, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all Post-Effective Amendments to the following Registration Statements of Integrity Life Insurance Company:

          o Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), Securities Act Registration Numbers:
                >>       333-44876
                >>       033-56654
                >>       333-102575

          o Separate Account II of Integrity Life Insurance Company (Investment Company Act Registration Number 811-07134), Securities Act Registration Number 033-51268

          o Separate Account VUL of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04388), Securities Act Registration Number 02-99809

and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.


                                 /s/ James N. Clark
Date: 12-19-2006                 __________________________________
                                 James N. Clark, Director
                                 The Western and Southern Life Insurance Company

                                POWER OF ATTORNEY


I, Jo Ann Davidson, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Edward S. Heenan, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all Post-Effective Amendments to the following Registration Statements of Integrity Life Insurance Company:

          o Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), Securities Act Registration Numbers:

                >>       333-44876
                >>       033-56654
                >>       333-102575

          o Separate Account II of Integrity Life Insurance Company (Investment Company Act Registration Number 811-07134), Securities Act Registration Number 033-51268

          o Separate Account VUL of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04388), Securities Act Registration Number 02-99809

and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.


                                 /s/ Jo Ann Davidson
Date:12-19-2006                  __________________________________
                                 Jo Ann Davidson, Director
                                 The Western and Southern Life Insurance Company

                                POWER OF ATTORNEY


I, Eugene P. Ruehlmann, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Edward S. Heenan, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all Post-Effective Amendments to the following Registration Statements of Integrity Life Insurance Company:

          o Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), Securities Act Registration Numbers:

                >>       333-44876
                >>       033-56654
                >>       333-102575

          o Separate Account II of Integrity Life Insurance Company (Investment Company Act Registration Number 811-07134), Securities Act Registration Number 033-51268

          o Separate Account VUL of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04388), Securities Act Registration Number 02-99809

and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.


                                 /s/ Eugene P. Ruehlmann
Date: 12-19-2006                 __________________________________
                                 Eugene P. Ruehlmann, Director
                                 The Western and Southern Life Insurance Company

                                POWER OF ATTORNEY


I, George H. Walker, III, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Edward S. Heenan, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all Post-Effective Amendments to the following Registration Statements of Integrity Life Insurance Company:

          o Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), Securities Act Registration Numbers:
                >>       333-44876
                >>       033-56654
                >>       333-102575

          o Separate Account II of Integrity Life Insurance Company (Investment Company Act Registration Number 811-07134), Securities Act Registration Number 033-51268

          o Separate Account VUL of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04388), Securities Act Registration Number 02-99809

and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.


                                 /s/ George H. Walker, III
Date: December 19, 2006          __________________________________
                                 George H. Walker, III, Director
                                 The Western and Southern Life Insurance Company

                                POWER OF ATTORNEY


I, Thomas L. Williams, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Edward S. Heenan, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all Post-Effective Amendments to the following Registration Statements of Integrity Life Insurance Company:

          o Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), Securities Act Registration Numbers:
                >>       333-44876
                >>       033-56654
                >>       333-102575

          o Separate Account II of Integrity Life Insurance Company (Investment Company Act Registration Number 811-07134), Securities Act Registration Number 033-51268

          o Separate Account VUL of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04388), Securities Act Registration Number 02-99809

and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.


                                 /s/ Thomas L. Williams
Date: 12/192006                  __________________________________
                                 Thomas L. Williams, Director
                                 The Western and Southern Life Insurance Company

                                POWER OF ATTORNEY


I, William J. Williams, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Edward S. Heenan, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all Post-Effective Amendments to the following Registration Statements of Integrity Life Insurance Company:

          o Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), Securities Act Registration Numbers:
                >>       333-44876
                >>       033-56654
                >>       333-102575

          o Separate Account II of Integrity Life Insurance Company (Investment Company Act Registration Number 811-07134), Securities Act Registration Number 033-51268

          o Separate Account VUL of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04388), Securities Act Registration Number 02-99809

and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.


                                 /s/ William J. Williams
Date: 12-19-2006                 __________________________________
                                 William J. Williams, Director
                                 The Western and Southern Life Insurance Company